UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49697 06-1449146
(Commission File Number) (IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

During the third quarter of 2013, the company classified its Frontier operations as discontinued operations. The company has made certain reclassifications in its historical financial presentation to reflect the discontinued operations presentation. This presentation is furnished here as Exhibit 99.1.

The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The presentation furnished as Exhibit 99.1 contains financial measures that are not calculated in accordance with accounting principles generally accepted in the United States (GAAP). The non-GAAP financial measures included in the presentation for certain periods are adjusted income from continuing operations and adjusted income from continuing operations per diluted share. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the presentation.

The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Management, however, believes that these non-GAAP financial measures, when used in conjunction with the results presented in accordance with GAAP, may provide a more complete understanding of the Company's results and may facilitate a fuller analysis of the Company's results, particularly in evaluating performance from one period to another. Management has chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analysis of results and to illustrate the results giving effect to the non-GAAP adjustments shown in the reconciliations. Management strongly encourages investors to review the Company's consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

Item 9.01    Financial Statements and Exhibits .

(d)    Exhibits.

99.1    Presentation of Republic Airways Holdings Inc. issued on November 12, 2013, relating to its quarterly 2013 and 2012 results from continuing operations.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.

By:     /s/ Timothy P. Dooley
Name:    Timothy P. Dooley
Title:    Senior Vice President and
Chief Financial Officer

Dated: November 12, 2013

EXHIBIT INDEX
Exhibit Number                    Description
99.1    Presentation of Republic Airways Holdings Inc. issued on November 12, 2013, relating to its quarterly 2013 and 2012 results from continuing operations.